UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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McKESSON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2015 Annual Meeting of Stockholders Meeting Date: July 29, 2015

2

Executive Summary
We ask for your support at our 2015 Annual Meeting
Strong
Performance
Delivered strong financial and operational performance in FY 2015
Increased Adjusted EPS by 29% year-over-year and achieved a three-year compound annual growth rate of almost 21%
Generated $3.1 billion in operating cash flow
Delivered total shareholder return of 29%, adding $11.7 billion in market value
Expanded our scale and global reach with the acquisition of Celesio AG
Robust
Governance
Practices
We value shareholder feedback in the refinement of our governance practices
Recently elected our Lead Independent Director to an additional two-year term
Delivering on our commitment, we are pleased to submit proxy access by-law amendments to shareholders at the 2015 Annual Meeting
Improvements to
the Compensation
Program
Engaged with over 62% of our shareholder base since the 2014 Annual Meeting
Continued to enhance our compensation program in response to feedback:
o
Introduced new performance metrics
o
Performance or vesting periods for new long-term awards of at least three years
Independent and
Experienced Board
10 of 11 director nominees are independent
Our directors bring a balance of industry-specific and functional expertise
We
are
refreshing
our
Board
–
we
added
three
new
independent
directors
in
FY
2015
and expect three of our current directors to retire over the next two years

29%
22%
26%
1-Year TSR
163%
86%
104%
3-Year TSR
837%
332%
187%
TSR Since Mr. Hammergren Named CEO in FY 2002
McKesson
FY 2015 Compensation Peer Group (Market Cap Weighted Average)
S&P 500 Health Care Index
0%
100%
200%
300%
400%
500%
600%
700%
800%
900%
%TSR*

3

A History of Strong, Sustained Performance
Key Operational,
Financial and
Strategic
Achievements
Delivered significant, profitable growth on a top-line, bottom-line, and cash flow basis
Deepened relationships with customers and manufacturing partners while expanding scale and global reach
Focused
growth
on
emerging
technology
solutions
and
enhanced
customer
relationships
in distribution solutions
Continued execution of disciplined strategic transactions, most recently the $8 billion acquisition of Celesio AG that expanded McKesson’s global platform
Balanced capital allocation policy with significant capital return to shareholders through both stock repurchases and dividends
Our executive team and experienced Board
have driven tremendous long-term value for our shareholders
*   Total shareholder return (“TSR”) is calculated as stock price appreciation (or reduction) over the measurement period, including reinvestment of dividends when paid, divided by the stock price at the beginning of the period.

Responsive to Shareholder Feedback

Ongoing
Board
Refreshment
Substantive
Compensation
Program
Changes
In FY 2014, implemented changes to address concerns regarding the scale of our CEO’s pension and the quantum of his pay:
o
Reduced pension benefit to a fixed value almost 30% less than the amount he would have received had he resigned at the end of FY 2013
o
Eliminated volatility in pension due to changes in actuarial assumptions
In FY 2015, continued to enhance our executive compensation program:
o
Introduced a new relative performance metric and strengthened pay for performance alignment
o
Relative total shareholder return metric is part of a long-term incentive program that also uses absolute financial performance metrics
o
All executive officers receive long-term incentive awards with performance or vesting periods of at least three years
In FY 2014, implemented a number of changes to our Board’s leadership structure:
o
Alton F. Irby III, former Chair of the Compensation Committee, stepped off that Committee
o
Jane E. Shaw, Ph.D., joined the Compensation Committee and then assumed the role of Chair
o
Wayne A. Budd was appointed Chair of the Governance Committee
In FY 2015, refreshed Board committees and Board composition:
o
Appointed a new Chair of the Compensation Committee, Andy D. Bryant, upon retirement of the former Chair
o
Three
new
members
joined
our
Board
of
Directors
-
N.
Anthony
Coles,
M.D.,
Donald
R.
Knauss
and Susan
R. Salka
o
In
addition
to
a
fresh
perspective,
Dr.
Coles
and
Ms.
Salka
both
bring
years
of
leadership
in
the
healthcare
industry
and
Mr.
Knauss
brings
unique
branding
and
retailer
knowledge
We
expect
three
of
our
current
directors
to
retire
over
the
next
two
years:
Alton
F.
Irby
III,
David
M.
Lawrence,
M.D.
and
Wayne
A.
Budd
We regularly engage with our shareholders to understand their views and make meaningful changes in response to shareholder feedback

McKESSON

TSR in $
350
250
150
50
$31.6M
$29.6M
$27.5M
$25.0M
$24.8M CEO TDC
$122
$136
$169
$278
$358 McKesson TSR
2010
2011
2012
2013
2014
2015
Fiscal Year-End

Total Shareholder Return of 258%,
CEO Direct Pay Down 21%

Total Shareholder Return
(1)
vs. CEO Total Direct Compensation
(2)
(1)
Total shareholder return assumes $100 invested at the close of trading on March 31, 2010 and the reinvestment of dividends when paid.
Total direct compensation (“TDC”) refers to total compensation disclosed in the Summary Compensation Table minus the amount displayed under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column. We exclude this amount because it does not reflect Compensation Committee decisions based on Company or individual performance.
(2)

Executive Compensation
Financial Targets Tied to Operating and Strategic Plans

Key Considerations in Development of Annual and Long-Term Goals
Business Environment
Competitive Factors
McKesson Objectives
International Trends
Public
Policy
Analyst
Expectations
Market
Outlook
Tax
Policy
Industry Trends
Competitor Performance
Competitor Plans
Competitive Landscape
Market Growth
Historical Trends
Historical Performance
Long Range Planning
Capital Deployment Opportunities
Recent Capital Deployment Decisions
Long Range Corporate Strategy
Financial targets for annual and long-term incentive plans tied to annual operating plan and rolling three-year strategic plan
This approach has been effective:
o
From FY
2013 to FY
2015, McKesson’s forward earnings guidance grew at its midpoint by more than 47%, representing a compound annual growth rate of more than 21%
o
For FY
2015, forward earnings guidance published on May 12, 2014 represented 25% to 30% growth year-
over-year on a constant currency basis
o
The growth marked by our FY 2015 forward guidance was incorporated into each of the financial performance targets approved by the Compensation Committee in May 2014 for use in McKesson’s
executive compensation program
Rigorous operational and strategic planning supports
the development of relevant and challenging incentive targets

What’s New: Executive Compensation
Incentive Plan Changes for FY 2015

Shareholder Feedback
Impact on FY 2015 Incentive
Plans
Redundant
use of
earnings metrics
Replaced Adjusted EBITDA with Adjusted OCF as secondary financial metric in the Management Incentive Plan (annual cash incentive)
Replaced Cumulative Adjusted OCF with Adjusted ROIC as secondary metric in the Long-Term Incentive Plan (long-term cash incentive)
Lack of shareholder
return or relative measure
Replaced Performance Restricted Stock Unit program  (“PeRSU,”
former long-term equity incentive) with a new Total Shareholder Return
Unit program (“TSRU,” new long-term equity incentive) for executive officers
Adopted TSR relative to S&P 500 Health Care Index as sole
performance
metric
in
new
TSRU
program:
o
Target
payout
at
55
th
percentile
relative
to
index
(above
median
performance)
o
Payout capped at target if McKesson TSR is negative
Short performance period
(one-
year) in PeRSU
program
All long-term incentive plans for executive officers, including the new
TSRU program, now have performance or vesting periods of at least three years

Vital Balance of Industry and Functional Expertise

Experienced Leaders
Global Leadership
All 11
nominees are experienced
business leaders, which equips them
to provide constructive insight to our
management team.
8
of the nominees have substantial
international experience, which
brings critical perspective to our
Board with our expansion in the
global marketplace.
Healthcare
Financial Expertise
5
of
the
nominees
are
experienced
leaders
in
the
healthcare
industry,
including
leaders
of
pharmaceutical
and
medical
device
companies
and
organizations
providing
healthcare
services.
10
of the nominees have valuable
financial experience having spent a
significant portion of their careers
focused on finance or as chief
executives, with 3
of them previously
having served as Chief Financial
Officers.
Supply Chain
Technology

of the nominees bring supply chain
or manufacturing experience to our
boardroom, which enhances the
Board’s oversight of our Distribution
Solutions businesses.
5 of the nominees are experienced
leaders in the technology industry,
which allows them to effectively
oversee the management of our
Technology Solutions businesses.
The Governance Committee has worked to build a vibrant Board that blends the right expertise and perspectives to oversee McKesson

McKESSON

91%
10
Independent
Directors
73%
8
Current or
Former CEOs
27%
3
Females
18%
2
African
Americans
18%
2
Physicians

Independent, Experienced and Diverse Board
McKesson’s Board, with its diverse perspectives, provides valuable guidance, consultation and oversight for management
Actively Refreshing the Board with New Talent
During
FY
2015,
three
new
members
joined
our
Board
of
Directors:
N.
Anthony
Coles,
M.D.,
Donald
R.
Knauss
and Susan
R. Salka
In
addition
to
the
fresh
perspectives
they
provide
the
Board,
Dr.
Coles
and
Ms.
Salka
both
bring
years
of
leadership
in
the
healthcare
industry,
and
Mr.
Knauss
brings
unique
branding
and
retailer
knowledge
Jane
E. Shaw, Ph.D., our longest-tenured director, retired from the Board at the 2014 Annual Meeting of
Stockholders,
and
we
expect
three
additional
directors
to
retire
over
the
next
two
years:
Alton
F.
Irby
III,
David
M.
Lawrence,
M.D.
and
Wayne
A.
Budd
The Governance Committee maintains a robust self-assessment and nomination process and will continue to draw from a pool of highly qualified, diverse and independent director candidates for nomination to the Board

What’s New: Governance

In 2014, we announced plans to submit a proposal at the 2015 Annual Meeting to adopt proxy access by-law amendments
Over the last 12 months, we continued to actively engage with shareholders to understand their views on proxy access
On June 1
st
, we announced that our Board adopted proxy access by-law amendments, subject to shareholder approval at the 2015 Annual Meeting, with the following terms:
o
3% ownership with a three-year holding period
o
Shareholders may nominate directors for up to 20% of the available seats
The by-law amendments will become effective immediately if approved by shareholders
Our Board remains committed to strong, shareholder-focused,
contemporary corporate governance practices consistent with our goal of creating long-term, sustainable value for McKesson’s shareholders
Delivering on Proxy Access
Reelection of Lead Independent Director
In 2013, the Board created the role of Lead Independent Director and elected Edward A. Mueller as McKesson’s first Lead Independent Director to serve a two-year term
In  April 2015, the independent directors of the Board elected Mr. Mueller to serve an additional two-year term as Lead Independent Director, subject to his continuing reelection and status as an independent director

Board Perspectives on Shareholder Proposals
Disclosure of Political Contributions

Given the limited nature of McKesson’s corporate political contributions, together with recently enhanced transparency and Board oversight of our political engagement, the
Board believes this proposal is unnecessary and recommends a vote “AGAINST”
Decisions
made
by
policymakers
have
a
profound
impact
on
our
industry,
business
and
customers
We primarily engage in the political process through the McKesson Corporation Employees Political
Fund (“PAC”)
Contributions are funded entirely by eligible McKesson employees on a voluntary basis; such contributions are not made with corporate assets
Transparency and accountability with respect to political expenditures are important
All
corporate
political
contributions
are
subject
to
both
internal
procedures
and
strict
laws
regarding
transparency
www.mckessoncorporatecitizenship.com provides a detailed description of our approach and total corporate
political
contributions
(under
“Our
Company
—
Engagement
and
Collaboration”),
and
our
PAC files monthly reports with the Federal Election Commission
McKesson
does
not
make
“independent
expenditures”
or
“super
PAC”
contributions
McKesson makes a limited number of corporate political contributions at the state level
This includes corporate contributions to state candidates and political action committees in areas where the Company has a significant employee or facility presence
Political
contributions
are
subject
to
Board
oversight,
and
all
contributions
must
be
approved
by
the
Senior Vice President of Public Affairs, with contributions greater than $1,000 subject to approval by the Chairman of the Board and Chief Executive Officer
Participating
in the
Political Process
Contributions
Funded by
Employees
Transparency
and Disclosure
Limited
Corporate
Contributions

Board Perspectives on Shareholder Proposals
Accelerated Vesting of Equity Awards

The Board believes that the current executive compensation structure, including accelerated vesting of equity incentive awards, is appropriate and effective at aligning the interests of executives and shareholders –
a vote “AGAINST” is recommended
The
Board
opposes
this
proposal
because
providing
for
accelerated
vesting
of
equity
awards
in
the
event
of a named executive officer’s termination following a change in control is in the best interests of shareholders:
o
This “double trigger” for accelerated vesting is consistent with feedback from our shareholders
o
Executives have employee benefits, including severance and change in control benefits, that the
Compensation Committee believes are competitively necessary
o
Adopting this proposal would limit our ability to provide competitive compensation programs and could disadvantage our ability to attract and retain highly qualified employees
The Board believes that the current structure of the Company’s executive compensation program, including the provisions related to accelerated vesting of equity incentive awards, is appropriate and effective, and aligns the interests of our executives with those of the Company’s shareholders
o
These compensation programs are consistent with market practice and provide us with the ability to compete for, attract and retain talented executives
Accelerated
vesting
can
help
to
mitigate
some
of
the
uncertainty
that
will
likely
arise
for
executives
from
a
change in control transaction, and reduce the risk of executive turnover during a pending transaction where the risk of job loss is relatively high for senior executives
Accelerated
Vesting Subject
to a Double
Trigger Benefits
Shareholders
Aligning
Incentives
Retaining Key
Talent

2015 Annual Meeting of Stockholders
This information is being provided to shareholders in addition to the proxy statement filed by
McKesson Corporation (the “Company”) with the Securities and Exchange Commission (the
“SEC”) on June 15, 2015. Please read the complete proxy statement and accompanying materials carefully before you make a voting decision. Even if voting instructions for your proxy have already been given, you can change your vote at any time before the Annual
Meeting by giving new voting instructions as described in more detail in the proxy statement.
The proxy statement, and any other documents filed by the Company with the SEC, may be obtained free of charge at www.sec.gov and from the Company’s website at
www.mckesson.com.